EXHIBIT 31.1

                     CERTIFICATION PURSUANT TO SECTION 302
                            OF THE SARBANES-OXLEY ACT




EXHIBIT 31

        CERTIFICATION OF DISCLOSURE PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Tonga Capital Corp (the "Company") on Form 10-QSB/A (the "Report") for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof. I, Barent
W. Cater, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 302 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     1. I certify that I have reviewed the 10-QSB/A of Tonga Capital Corp;

     2. Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report;

     3. Based on my knowledge, the financial statements and other financial information included in the Report fairly present in all material respects the financial condition, results of operations, and cash flows of the issuer, as of, and for, the period presented in the Report;

     4. The small business issuer's, other certifying officers, and I are responsible for establishing and maintaining disclosure controls and procedures (as such term is defined in Exchange Act Rules 13a-15(e) and 15d-15(e) and internal control over financial reporting as defined in Exchange Act Rules 13a-15f and 15d-15f for the small business issuer and have:

          a. Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by other within those entities, particularly during the period in which this Report is being prepared;

          b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting, and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          c. Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Report based on such evaluation; and

          d. Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and


     5. The small business issuer's, other certifying officers, and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's Board of Directors (or persons fulfilling the equivalent function);

          a. All significant deficiencies in the design or operation of internal control over financial reporting, which are reasonably likely to adversely affect the small business issuers ability to record, process, summarize, and report financial information; and

          b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.


Dated: April 10, 2007                            Name: Barent W. Cater


                                                 /s/ Barent W. Cater
                                                -------------------------

                                                Position:President and Chief
                                                         Executive Officer